                                  EXHIBIT 24

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, BellSouth Telecommunications, Inc. a Georgia corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a registration statement or statement(s) with respect to the Company's Debt Securities in total principal amounts not in excess of $1,101,308,000, to be sold with or without competitive bidding as the Company may determine; and

  WHEREAS, the undersigned is an Officer and a Director of the Company;

  NOW THEREFORE, the undersigned hereby constitutes and appoints Jere A. Drummond, Patrick H. Casey, Jerry W. Robinson and Eric B. Rudolph and each of them, his attorneys for him and his name, place and stead, and in each of his offices and capacities in the Company, to execute and file such registration statement or statements, including prospectuses and any registration statements filed pursuant to Rule 462(b) under the Securities Act, and thereafter to prepare, execute and/or file any amended registration statement or statements and amended prospectus or prospectuses, or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of January, 1996.

                                                   /s/ Jere A. Drummond
                                          _____________________________________
                                                     JERE A. DRUMMOND
                                               PRESIDENT AND CHIEF EXECUTIVE
                                                     OFFICER; DIRECTOR

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, BellSouth Telecommunications, Inc. a Georgia corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a registration statement or statement(s) with respect to the Company's Debt Securities in total principal amounts not in excess of $1,101,308,000, to be sold with or without competitive bidding as the Company may determine; and

  WHEREAS, the undersigned is an Officer of the Company;

  NOW THEREFORE, the undersigned hereby constitutes and appoints Jere A. Drummond, Patrick H. Casey, Jerry W. Robinson and Eric B. Rudolph and each of them, his attorneys for him and his name, place and stead, and as an officer of the Company, to execute and file such registration statement or statements, including prospectuses and any registration statements filed pursuant to Rule 462(b) under the Securities Act, and thereafter to prepare, execute and/or file any amended registration statement or statements and amended prospectus or prospectuses, or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of January, 1996.

                                                   /s/ Patrick H. Casey
                                          _____________________________________
                                                     PATRICK H. CASEY
                                              VICE PRESIDENT AND COMPTROLLER

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, BellSouth Telecommunications, Inc. a Georgia corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a registration statement or statement(s) with respect to the Company's Debt Securities in total principal amounts not in excess of $1,101,308,000, to be sold with or without competitive bidding as the Company may determine; and

  WHEREAS, the undersigned is a Director of the Company;

  NOW THEREFORE, the undersigned hereby constitutes and appoints Jere A. Drummond, Patrick H. Casey, Jerry W. Robinson and Eric B. Rudolph and each of them, his attorneys for him and his name, place and stead, as a Director of the Company, to execute and file such registration statement or statements, including prospectuses and any registration statements filed pursuant to Rule 462(b) under the Securities Act, and thereafter to prepare, execute and/or file any amended registration statement or statements and amended prospectus or prospectuses, or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of January, 1996.

                                                  /s/ Irving W. Bailey II
                                          _____________________________________
                                                    IRVING W. BAILEY II

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, BellSouth Telecommunications, Inc. a Georgia corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a registration statement or statement(s) with respect to the Company's Debt Securities in total principal amounts not in excess of $1,101,308,000, to be sold with or without competitive bidding as the Company may determine; and

  WHEREAS, the undersigned is a Director of the Company;

  NOW THEREFORE, the undersigned hereby constitutes and appoints Jere A. Drummond, Patrick H. Casey, Jerry W. Robinson and Eric B. Rudolph and each of them, his attorneys for him and his name, place and stead, as a Director of the Company, to execute and file such registration statement or statements, including prospectuses and any registration statements filed pursuant to Rule 462(b) under the Securities Act, and thereafter to prepare, execute and/or file any amended registration statement or statements and amended prospectus or prospectuses, or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of January, 1996.

                                                    /s/ Robert H. Boh
                                          _____________________________________
                                                      ROBERT H. BOH

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, BellSouth Telecommunications, Inc. a Georgia corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a registration statement or statement(s) with respect to the Company's Debt Securities in total principal amounts not in excess of $1,101,308,000, to be sold with or without competitive bidding as the Company may determine; and

  WHEREAS, the undersigned is a Director of the Company;

  NOW THEREFORE, the undersigned hereby constitutes and appoints Jere A. Drummond, Patrick H. Casey, Jerry W. Robinson and Eric B. Rudolph and each of them, his attorneys for him and his name, place and stead, as a Director of the Company, to execute and file such registration statement or statements, including prospectuses and any registration statements filed pursuant to Rule 462(b) under the Securities Act, and thereafter to prepare, execute and/or file any amended registration statement or statements and amended prospectus or prospectuses, or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of January, 1996.

                                                 /s/ Edward E. Crutchfield
                                          _____________________________________
                                                   EDWARD E. CRUTCHFIELD

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, BellSouth Telecommunications, Inc. a Georgia corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a registration statement or statement(s) with respect to the Company's Debt Securities in total principal amounts not in excess of $1,101,308,000, to be sold with or without competitive bidding as the Company may determine; and

  WHEREAS, the undersigned is a Director of the Company;

  NOW THEREFORE, the undersigned hereby constitutes and appoints Jere A. Drummond, Patrick H. Casey, Jerry W. Robinson and Eric B. Rudolph and each of them, his attorneys for him and his name, place and stead, as a Director of the Company, to execute and file such registration statement or statements, including prospectuses and any registration statements filed pursuant to Rule 462(b) under the Securities Act, and thereafter to prepare, execute and/or file any amended registration statement or statements and amended prospectus or prospectuses, or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of January, 1996.

                                                     /s/ Frank R. Day
                                          _____________________________________
                                                       FRANK R. DAY

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, BellSouth Telecommunications, Inc. a Georgia corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a registration statement or statement(s) with respect to the Company's Debt Securities in total principal amounts not in excess of $1,101,308,000, to be sold with or without competitive bidding as the Company may determine; and

  WHEREAS, the undersigned is a Director of the Company;

  NOW THEREFORE, the undersigned hereby constitutes and appoints Jere A. Drummond, Patrick H. Casey, Jerry W. Robinson and Eric B. Rudolph and each of them, his attorneys for him and his name, place and stead, as a Director of the Company, to execute and file such registration statement or statements, including prospectuses and any registration statements filed pursuant to Rule 462(b) under the Securities Act, and thereafter to prepare, execute and/or file any amended registration statement or statements and amended prospectus or prospectuses, or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of January, 1996.

                                                     /s/ Lloyd C. Elam
                                          _____________________________________
                                                       LLOYD C. ELAM

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, BellSouth Telecommunications, Inc. a Georgia corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a registration statement or statement(s) with respect to the Company's Debt Securities in total principal amounts not in excess of $1,101,308,000, to be sold with or without competitive bidding as the Company may determine; and

  WHEREAS, the undersigned is a Director of the Company;

  NOW THEREFORE, the undersigned hereby constitutes and appoints Jere A. Drummond, Patrick H. Casey, Jerry W. Robinson and Eric B. Rudolph and each of them, his attorneys for him and his name, place and stead, as a Director of the Company, to execute and file such registration statement or statements, including prospectuses and any registration statements filed pursuant to Rule 462(b) under the Securities Act, and thereafter to prepare, execute and/or file any amended registration statement or statements and amended prospectus or prospectuses, or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of January, 1996.

                                                    /s/ John W. Harris
                                          _____________________________________
                                                      JOHN W. HARRIS

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, BellSouth Telecommunications, Inc. a Georgia corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a registration statement or statement(s) with respect to the Company's Debt Securities in total principal amounts not in excess of $1,101,308,000, to be sold with or without competitive bidding as the Company may determine; and

  WHEREAS, the undersigned is a Director of the Company;

  NOW THEREFORE, the undersigned hereby constitutes and appoints Jere A. Drummond, Patrick H. Casey, Jerry W. Robinson and Eric B. Rudolph and each of them, his attorneys for him and his name, place and stead, as a Director of the Company, to execute and file such registration statement or statements, including prospectuses and any registration statements filed pursuant to Rule 462(b) under the Securities Act, and thereafter to prepare, execute and/or file any amended registration statement or statements and amended prospectus or prospectuses, or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of January, 1996.

                                                    /s/ Mark C. Hollis
                                          _____________________________________
                                                      MARK C. HOLLIS

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, BellSouth Telecommunications, Inc. a Georgia corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a registration statement or statement(s) with respect to the Company's Debt Securities in total principal amounts not in excess of $1,101,308,000, to be sold with or without competitive bidding as the Company may determine; and

  WHEREAS, the undersigned is a Director of the Company;

  NOW THEREFORE, the undersigned hereby constitutes and appoints Jere A. Drummond, Patrick H. Casey, Jerry W. Robinson and Eric B. Rudolph and each of them, his attorneys for him and his name, place and stead, as a Director of the Company, to execute and file such registration statement or statements, including prospectuses and any registration statements filed pursuant to Rule 462(b) under the Securities Act, and thereafter to prepare, execute and/or file any amended registration statement or statements and amended prospectus or prospectuses, or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of January, 1996.

                                                /s/ Harry M. Lightsey, Jr.
                                          _____________________________________
                                                  HARRY M. LIGHTSEY, JR.

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, BellSouth Telecommunications, Inc. a Georgia corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a registration statement or statement(s) with respect to the Company's Debt Securities in total principal amounts not in excess of $1,101,308,000, to be sold with or without competitive bidding as the Company may determine; and

  WHEREAS, the undersigned is a Director of the Company;

  NOW THEREFORE, the undersigned hereby constitutes and appoints Jere A. Drummond, Patrick H. Casey, Jerry W. Robinson and Eric B. Rudolph and each of them, his attorneys for him and his name, place and stead, as a Director of the Company, to execute and file such registration statement or statements, including prospectuses and any registration statements filed pursuant to Rule 462(b) under the Securities Act, and thereafter to prepare, execute and/or file any amended registration statement or statements and amended prospectus or prospectuses, or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of January, 1996.

                                                   /s/ Thomas H. Meeker
                                          _____________________________________
                                                     THOMAS H. MEEKER

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, BellSouth Telecommunications, Inc. a Georgia corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), a registration statement or statement(s) with respect to the Company's Debt Securities in total principal amounts not in excess of $1,101,308,000, to be sold with or without competitive bidding as the Company may determine; and

  WHEREAS, the undersigned is a Director of the Company;

  NOW THEREFORE, the undersigned hereby constitutes and appoints Jere A. Drummond, Patrick H. Casey, Jerry W. Robinson and Eric B. Rudolph and each of them, his attorneys for him and his name, place and stead, as a Director of the Company, to execute and file such registration statement or statements, including prospectuses and any registration statements filed pursuant to Rule 462(b) under the Securities Act, and thereafter to prepare, execute and/or file any amended registration statement or statements and amended prospectus or prospectuses, or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of January, 1996.

                                                    /s/ Joe M. Rodgers
                                          _____________________________________
                                                      JOE M. RODGERS